UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

555 IH-35 South, Suite 500
New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On September 4, 2009, the Compensation Committee of the Board of Directors of Rush Enterprises, Inc. (the “Company”) approved adjustments, effective as of September 1, 2009, to the annual base salary of certain of the Company’s named executive officers.  The annual base salaries, as adjusted, for the Company’s named executive officers are as follows:

Name / Title	Annual Base Salary

Martin A. Naegelin, Jr. Executive Vice President	$379,500

Daryl J. Gorup Senior Vice President — Dealership Operations	$319,200

Steven L. Keller Vice President — Chief Financial Officer and Treasurer	$240,000

The annual base salaries of W. Marvin Rush, Chairman of the Company, and W.M. “Rusty” Rush, Chief Executive Officer and President of the Company, remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

	By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer

Dated: September 10, 2009